UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—March 14, 2025
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty US Holdings Inc. 6.125% Senior Notes due 2028 (and the related guarantee of Registrant)		AGO/28	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.150% Senior Notes due 2031 (and the related guarantee of Registrant)		AGO/31	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.600% Senior Notes due 2051 (and the related guarantee of Registrant)		AGO/51	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02
Results of Operations and Financial Condition

On March 14, 2025, Assured Guaranty Ltd. made available in the Investor Information section of its website the December 31, 2024 Combined Financial Statements of its subsidiary Assured Guaranty Inc. The December 31, 2024 Combined Financial Statements of Assured Guaranty Inc. are attached hereto as Exhibit 99.1.

Item 7.01
Regulation FD Disclosure

On March 14, 2025, Assured Guaranty Ltd. made available in the Investor Information section of its website the following materials, which can be obtained from such website at the links provided below:

•the Assured Guaranty Inc. December 31, 2024 Financial Supplement (https://assuredguaranty.com/investor-information/by-company/agc)
•its Fixed Income Investor Presentation for the period ended December 31, 2024 (https://assuredguaranty.com/investor-information/by-company/assured-guaranty-ltd/presentations-webcasts)

Item 9.01	Financial Statements and Exhibits. (d) Exhibits
The Assured Guaranty Inc. December 31, 2024 Combined Financial Statements, which are attached hereto as Exhibit 99.1, are being furnished under Item 2.02.

Exhibit Number	Description
99.1	Assured Guaranty Inc. December 31, 2024 Combined Financial Statements (furnished)
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ BENJAMIN G. ROSENBLUM
Name: Benjamin G. Rosenblum Title: Chief Financial Officer
DATE: March 14, 2025

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